EXHIBIT 99.2

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	April 30, 2012	January 31, 2012	April 30, 2011

Net revenue	$30,693	$30,036	$31,632

Costs and expenses: (a)
Cost of sales	23,541	23,313	23,832
Research and development	850	786	815
Selling, general and administrative	3,540	3,367	3,425
Amortization of purchased intangible assets	470	466	413
Restructuring charges	53	40	158
Acquisition-related charges	17	22	21
Total costs and expenses	28,471	27,994	28,664

Earnings from operations	2,222	2,042	2,968

Interest and other, net	(243)	(221)	(76)

Earnings before taxes	1,979	1,821	2,892

Provision for taxes	386	353	588

Net earnings	$1,593	$1,468	$2,304

Net earnings per share:
Basic	$0.80	$0.74	$1.07
Diluted	$0.80	$0.73	$1.05

Cash dividends declared per share	$-	$0.24	$-

Weighted-average shares used to compute net earnings per share:
Basic	1,979	1,981	2,150
Diluted	1,987	1,998	2,184

(a)
In connection with organizational realignments implemented in the first quarter of fiscal year 2012, certain costs previously reported as Cost of Sales have been reclassified as Selling, General and Administrative expenses to better align those costs with the functional areas that benefit from those expenditures.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Six months ended April 30,
	2012	2011

Net revenue	$60,729	$63,934

Costs and expenses: (a)
Cost of sales	46,854	48,213
Research and development	1,636	1,613
Selling, general and administrative	6,907	6,542
Amortization of purchased intangible assets	936	838
Restructuring charges	93	316
Acquisition-related charges	39	50
Total costs and expenses	56,465	57,572

Earnings from operations	4,264	6,362

Interest and other, net	(464)	(173)

Earnings before taxes	3,800	6,189

Provision for taxes	739	1,280

Net earnings	$3,061	$4,909

Net earnings per share:
Basic	$1.55	$2.27
Diluted	$1.53	$2.23

Cash dividends declared per share	$0.24	$0.16

Weighted-average shares used to compute net earnings per share:
Basic	1,980	2,166
Diluted	1,995	2,203

(a)
In connection with organizational realignments implemented in the first quarter of fiscal year 2012, certain costs previously reported as Cost of Sales have been reclassified as Selling, General and Administrative expenses to better align those costs with the functional areas that benefit from those expenditures.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	April 30, 2012	October 31, 2011
	(unaudited)

ASSETS

Current assets:
Cash and cash equivalents	$8,311	$8,043
Accounts receivable	16,609	18,224
Financing receivables	3,139	3,162
Inventory	7,306	7,490
Other current assets	14,324	14,102

Total current assets	49,689	51,021

Property, plant and equipment	12,236	12,292

Long-term financing receivables and other assets	11,018	10,755

Goodwill and purchased intangible assets	54,746	55,449

Total assets	$127,689	$129,517

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$4,252	$8,083
Accounts payable	12,900	14,750
Employee compensation and benefits	3,609	3,999
Taxes on earnings	871	1,048
Deferred revenue	7,582	7,449
Other accrued liabilities	13,585	15,113

Total current liabilities	42,799	50,442

Long-term debt	25,825	22,551

Other liabilities	17,368	17,520

Stockholders' equity:
HP stockholders' equity	41,288	38,625
Non-controlling interests	409	379

Total stockholders' equity	41,697	39,004

Total liabilities and stockholders' equity	$127,689	$129,517

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	April 30, 2012	January 31, 2012	April 30, 2011

Net revenue: (a)

Personal Systems Group	$9,452	$8,873	$9,415
Services	8,831	8,626	8,916
Imaging and Printing Group	6,132	6,258	6,843
Enterprise Servers, Storage and Networking	5,211	5,018	5,516
Software	970	946	797
HP Financial Services	968	950	885
Corporate Investments	18	58	42
Total segments	31,582	30,729	32,414
Eliminations of intersegment net revenue and other	(889)	(693)	(782)

Total HP consolidated net revenue	$30,693	$30,036	$31,632

Earnings before taxes: (a)

Personal Systems Group	$524	$464	$533
Services	997	905	1,372
Imaging and Printing Group	808	761	1,136
Enterprise Servers, Storage and Networking	585	562	760
Software	172	162	158
HP Financial Services	96	91	83
Corporate Investments	(49)	(48)	(199)
Total segment earnings from operations	3,133	2,897	3,843

Corporate and unallocated costs and eliminations	(203)	(153)	(153)
Unallocated costs related to stock-based compensation expense	(168)	(174)	(130)
Amortization of purchased intangible assets	(470)	(466)	(413)
Restructuring charges	(53)	(40)	(158)
Acquisition-related charges	(17)	(22)	(21)
Interest and other, net	(243)	(221)	(76)

Total HP consolidated earnings before taxes	$1,979	$1,821	$2,892

(a)
Certain fiscal 2012 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2011, the reclassifications resulted in the transfer of revenue and operating profit among the Services, Imaging and Printing Group, Enterprise Servers, Storage and Networking, Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the Indigo Scitex support and the LaserJet and enterprise solutions trade support businesses from Services to the Imaging and Printing Group, the transfer of the business intelligence services business from Corporate Investments to Services, the transfer of the information management services business from Software to Services, and the transfer of the TippingPoint business from Enterprise Servers, Storage and Networking to Software. There was no impact on the previously reported financial results for the Personal Systems Group and HP Financial Services segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Six months ended
	April 30,
	2012	2011

Net revenue: (a)

Personal Systems Group	$18,325	$19,864
Services	17,457	17,445
Imaging and Printing Group	12,390	13,574
Enterprise Servers, Storage and Networking	10,229	11,115
Software	1,916	1,522
HP Financial Services	1,918	1,712
Corporate Investments	76	104
Total Segments	62,311	65,336
Eliminations of intersegment net revenue and other	(1,582)	(1,402)

Total HP consolidated net revenue	$60,729	$63,934

Earnings before taxes: (a)

Personal Systems Group	$988	$1,205
Services	1,902	2,753
Imaging and Printing Group	1,569	2,255
Enterprise Servers, Storage and Networking	1,147	1,590
Software	334	278
HP Financial Services	187	162
Corporate Investments	(97)	(377)
Total segment earnings from operations	6,030	7,866

Corporate and unallocated costs and eliminations	(356)	(4)
Unallocated costs related to stock-based compensation expense	(342)	(296)
Amortization of purchased intangible assets	(936)	(838)
Restructuring charges	(93)	(316)
Acquisition-related charges	(39)	(50)
Interest and other, net	(464)	(173)

Total HP consolidated earnings before taxes	$3,800	$6,189

(a)
Certain fiscal 2012 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2011, the reclassifications resulted in the transfer of revenue and operating profit among the Services, Imaging and Printing Group, Enterprise Servers, Storage and Networking, Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the Indigo Scitex support and the LaserJet and enterprise solutions trade support businesses from Services to the Imaging and Printing Group, the transfer of the business intelligence services business from Corporate Investments to Services, the transfer of the information management services business from Software to Services, and the transfer of the TippingPoint business from Enterprise Servers, Storage and Networking to Software. There was no impact on the previously reported financial results for the Personal Systems Group and HP Financial Services segments.